                                                                    EXHIBIT 10.1


                          CREDIT AND SECURITY AGREEMENT


                                     BETWEEN


              LANCETTI COSMETICS CORPORATION, a Florida corporation


                                   "BORROWER"



                                       AND



                      FIRST UNION NATIONAL BANK OF FLORIDA,
                         a national banking association


                                     "Bank"




                           DATED: SEPTEMBER ___, 1995

                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----

1.       Definitions..............................................................................................1
         1.1.     Defined Terms...................................................................................1
         1.2.     Financial Terms.................................................................................6
         1.3.     Other Terms.....................................................................................6


2.       Representations and Warranties...........................................................................6
         2.1.     Valid Existence and Power.......................................................................6
         2.2.     Authority.......................................................................................7
         2.3.     Financial Condition.............................................................................7
         2.4.     Financial Statements............................................................................7
         2.5.     Litigation; Government Regulation...............................................................7
         2.6.     Agreements, Etc.................................................................................7
         2.7.     Authorizations..................................................................................8
         2.8.     Title...........................................................................................8
         2.9.     Collateral......................................................................................8
         2.10.    Location........................................................................................8
         2.11.    Taxes...........................................................................................8
         2.12.    Withholding Taxes...............................................................................9
         2.13.    Labor Law Matters...............................................................................9
         2.14.    Accounts........................................................................................9
         2.15.    Use and Location of Collateral..................................................................9
         2.16.    Judgment Liens..................................................................................9
         2.17.    Intent and Effect of Transactions...............................................................9
         2.18.    Subsidiaries...................................................................................10
         2.19.    Hazardous Materials............................................................................10
         2.20.    ERISA..........................................................................................10
         2.21.    Investment Company Act.........................................................................10


3.       The Loans...............................................................................................10
         3.1.     Discretionary Revolving Loan...................................................................10
         3.2.     Limitations on Advances of Revolving Loan......................................................11
         3.3.     Notice and Manner of Borrowing.................................................................11
         3.4.     Disbursement of Term Loan......................................................................12
         3.5.     Special Loan Account...........................................................................12
         3.6.     Calculation of Interest........................................................................12
         3.7.     Overdue Amounts................................................................................12
         3.8.     Sales Tax......................................................................................12


4.       Conditions Precedent to Borrowing.......................................................................12
         4.1.     Conditions Precedent to Initial Advance........................................................12
         4.2.     Conditions Precedent to EachAdvance............................................................13

5.       Covenants of the Borrower...............................................................................14
         5.1.     Use of Loan Proceeds...........................................................................14
         5.2.     Maintenance of Business and Properties.........................................................14
         5.3.     Insurance......................................................................................15
         5.4.     Notice of Default..............................................................................15
         5.5.     Inspections/Audits.............................................................................15
         5.6.     Financial Information..........................................................................15
         5.7.     Limitation on Debt.............................................................................15
         5.8.     Liens..........................................................................................16
         5.9.     Dividends......................................................................................17
         5.10.    Merger, Sale, Etc..............................................................................17
         5.11.    Loans, Guaranties and Other Investments........................................................17
         5.12.    Change in Fiscal Year..........................................................................17
         5.13.    Certificate of Full Compliance From Accountant.................................................18
         5.14.    Reports and Proxies............................................................................18
         5.15.    Change in Business/Control.....................................................................18
         5.16.    Accounts.......................................................................................18
         5.17.    Encumbrances...................................................................................18
         5.18.    Transactions with Affiliates...................................................................18
         5.19.    Payment of Other Debt..........................................................................18
         5.20.    No Change in Name, Offices; Removal of Collateral..............................................18
         5.21.    No Sale, Leaseback.............................................................................19
         5.22.    Margin Stock...................................................................................19
         5.23.    Payment of Taxes, Etc..........................................................................19
         5.24.    Subordination..................................................................................19
         5.25.    Compliance; Hazardous Materials................................................................19
         5.26.    Subsidiaries...................................................................................19
         5.27.    Compliance with Assignment Laws................................................................19
         5.28.    Further Assurances.............................................................................19
         5.29.    Withholding Taxes..............................................................................19
         5.30.    Other Covenants................................................................................19


6.       Default.................................................................................................20
         6.1.     Events of Default..............................................................................20
         6.2.     Remedies.......................................................................................21
         6.3.     Receiver.......................................................................................22


7.       Security Agreement......................................................................................22
         7.1.     Security Interest..............................................................................22
         7.2.     Remedies.......................................................................................22
         7.3.     Power of Attorney..............................................................................23
         7.4.     Entry..........................................................................................23
         7.5.     Deposits; Insurance............................................................................23
         7.6.     Other Rights...................................................................................23
         7.7.     Accounts.......................................................................................24
         7.8.     Tangible Collateral............................................................................24
         7.9.     Waiver of Marshalling..........................................................................24
         7.10.    Waiver of Automatic Stay.......................................................................24


8.       Miscellaneous...........................................................................................24
         8.1.     No Waiver, Remedies Cumulative.................................................................24
         8.2.     Survival of Representations....................................................................24
         8.3.     Expenses.......................................................................................25
         8.4.     Notices........................................................................................25
         8.5.     Governing Law..................................................................................25
         8.6.     Successors and Assigns.........................................................................25
         8.7.     Counterparts...................................................................................26
         8.8.     No Usury.......................................................................................26
         8.9.     Powers.........................................................................................26
         8.10.    Approvals......................................................................................26
         8.11.    Jurisdiction, Service of Process...............................................................26
         8.12.    Multiple Borrowers.............................................................................27
         8.13.    Waiver of Jury Trial...........................................................................27

                          CREDIT AND SECURITY AGREEMENT

         THIS AGREEMENT (the "Agreement"), dated as of the _____ day of _______________, 1995, between Lancetti Cosmetics Corporation, a Florida corporation (the "Borrower"), and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association (the "Bank");

                               W I T N E S S E T H

         In consideration of the mutual covenants herein contained and to induce the Bank to extend credit to the Borrower, the parties agree as follows:

         1. DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  1.1. DEFINED TERMS.

                  "ACCOUNTS" shall mean all accounts, accounts receivable, contract: rights, notes, bills, acceptances, choses in action, chattel paper, instruments, documents, and other forms of obligations at any time owing to the Borrower, and all "Accounts," as that term is defined in the Code, the proceeds thereof and all of the Borrower's rights with respect to any goods represented whereby, whether or not delivered, goods returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation, together with all customer lists, books and records, ledger and account cards, computer tapes, disks, printouts and records, whether now in existence or hereafter created, relating to Accounts.

                           "ACCOUNT DEBTOR" shall mean any Person who is or who
may become obligated to the Borrower under, with respect to, or on account of an Account.

                           "ADVANCE" shall mean an advance of proceeds of the
Revolving Loan to the Borrower pursuant to this Agreement, on any given Advance Date.

                           "ADVANCE DATE" shall mean the date as of which an
Advance is made.

                           "ADVANCE REQUEST" shall mean the written request for
an Advance under the Revolving Loan as identified in SECTION 3.1 hereof.

                           "AFFILIATE" of a named Person shall mean (a) any
Person owning 5% or more of the voting stock or rights of such named Person or of which the named Person owns 5% or more of such voting stock or rights; (b) any Person controlling, controlled by or under common control with such named Person; (c) any officer or director of such named Person or any Affiliates of the named Person; and (d) an, family member of the named Person or any Affiliate of such named Person.

                           "BOND FACILITY" shall mean that certain $1,736,000.00
Bond Facility evidenced in part by that certain Indenture of Trust dated as of May 1, 1994 by and between Broward County, Florida and First Union National Bank of Florida as Trustee and that certain Loan Agreement dated as of May 1, 1994 by and between Broward County, Florida and C&C General Partnership and Lancetti Cosmetics Corporation d/b/a Prestige Cosmetics and secured in part by that certain Mortgage and Security Agreement dated as of the lst day of May, 1994 by and between C&C General Partnership and Florida general partnership and Broward County, Florida, a political subdivision of the State of Florida.

                           "BORROWING BASE" shall have the meaning set forth in
SECTION 3.2 hereof.

                           "BUSINESS DAY" shall mean a weekday on which
commercial banks are open for business in Jacksonville, Florida.

                           "CHATTEL PAPER" shall mean all writing or writings
which evidence both a monetary obligation and a security interest in or the lease of specific goods and in addition includes all property included in the definition of "chattel paper" as used in the Code, together with any guaranties, letters of credit and other security therefor.

                           "CODE" shall mean the Uniform Commercial Code, as in
effect in Florida from Lime to time.

                           "COLLATERAL" means the following property of the
Borrower, wherever located and whether now owned by Borrower or hereafter acquired: (a) all Inventory; (b) all General Intangibles; (c) all Accounts and. Chattel Paper and any other instrument or intangible representing payment for goods or services; (d) all Equipment; (e) all funds on deposit with or under the control of the Bank or its agents or correspondents; (f) any Key-Man Life Insurance policies insuring the life of Jacques Cohen now or hereafter assigned to Bank; and (g) all parts, replacements, substitutions, profits, products and cash and non-cash proceeds of any of the foregoing (including insurance proceeds payable by reason of loss or damage thereto) in any form and wherever located. Collateral shall include all written or electronically recorded records relating to any such Collateral and other rights relating thereto.

                           "DEBT" shall mean all liabilities of a Person as
determined under generally accepted accounting principles and all obligations which such Person has guaranteed or endorsed or is otherwise secondarily or jointly liable, and shall include, without limitation (a) all obligations for borrowed money or purchased assets, (b) obligations secured by assets whether or not any personal liability exists, (c) the capitalized amount of any capital or finance lease obligations, (d) the unfunded portion of pension or benefit plans or other similar liabilities, (e) obligations as a general partner, (f) contingent obligations pursuant to guaranties, endorsements, letters of credit and other secondary liabilities, and (g) obligations for deposits.

                           "DEFAULT" or "DEFAULT" shall mean any of such events,
whether or not any such requirement for the giving of time or the notice or the laps happening of any further condition, event or act shall have been satisfied.

                           "DEFAULT RATE" shall mean the highest lawful rate of
interest per annum specified in the Note to apply after a default under the Note.

                           "ELIGIBLE ACCOUNTS" shall mean all Accounts (valued
net of any sales tax included in the invoiced amount, the maximum amount of any discounts or other reductions) of the Borrower payable not more than forty-five
(45) days after the date of invoice and as to which the Bank has a first priority perfected Lien subject only to Permitted Liens, excluding (a)
Accounts outstanding for ninety (90) days or more from the date of invoice; (b) all Accounts owed by an Account Debtor if more than 50% of the Accounts owed by such Account Debtor (or any Affiliate) to the Borrower are ineligible because they are aged beyond ninety (90) days; (c) Accounts owing from any Affiliate of the Borrower; (d) Accounts owed by a creditor of the Borrower or which are in dispute or subject to any counterclaim, contra-account or offset; (e) Accounts owing by any Account debtor which is insolvent or generally unable to pay its debts as they become due; (f) Accounts arising from a sale on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or similar basis or which is subject to repurchase, return, rejection, repossession, loss or damage; (g) Accounts owed by an Account Debtor outside the United States; (h) Accounts as to which the goods giving rise to the Account have not been delivered to and accepted by the Account Debtor or the service giving rise to the Account has not been completely performed or which do not represent a final sale; (i) Accounts owed by the United States of America unless the Borrower shall have complied with the Federal Assignment of Claims Act; (j) Accounts which are on a C.O.D. basis; (k) the total Accounts owed by an Account Debtor and its Affiliates exceeds a credit limit-- established by the Bank in its discretion (to the extent of such excess); (1) the Account is evidenced by a note or other instrument, or Chattel Paper or reduced to judgment; (m) the total unpaid Accounts of the Account Debtor and its Affiliates and subsidiaries at an, of their locations exceed 10% of the total Accounts of the Borrower (to the extent of such excess); (n) Accounts which, by contract, subrogation, mechanics' lien laws or otherwise, are subject to claims by the Borrower's creditors or other third parties or which are owed by Account Debtors as to whom any creditor of the borrower (including any bonding company) has lien rights; and (o) Accounts for which the validity, collectibility or amount of which is determined in good faith by the Borrower or the Bank to be doubtful. No Accounts shall be Eligible Accounts if any representation, warranties or covenants herein relating thereto shall be in default.

                           "ELIGIBLE INVENTORY" shall mean Inventory consisting
of finished goods of the Borrower as to which the Bank has a first priority perfected Lien subject only to Permitted Liens, of a kind usually and customarily sold by the Borrower located at the Borrower's main operating facility in Deerfield Beach, Florida and which is not, because of damage, age, unmerchantability, obsolescence or any other condition or circumstance, materially impaired in condition, value or marketability in the good faith opinion of the Bank or the Borrower. No Inventory shall be Eligible Inventory if any representation, warranty, or covenant herein relating to such Inventory is in default.

                           "EQUIPMENT" shall mean all furniture, fixtures,
equipment, motor vehicles, rolling stock and other tangible property of a Person of every description, except Inventory, and in addition includes all property included in the definition of "equipment" as used in the Code.

                           "EVENT OF DEFAULT" shall mean any event specified as
such in SECTION 6.1 hereof, provided that there shall have been satisfied any requirement in connection with such event for the giving of notice or the lapse of time, or both;

                           "GENERAL INTANGIBLES" shall mean all intangible
personal property (including things in action) except Accounts, Chattel Paper and instruments (as defined in the Code), including all contract rights, copyrights, trademarks, trade names, service marks, patents, patent drawings, designs, formulas, rights to a Person's name itself, customer lists, rights to all prepaid expenses, marketing expenses, rights to receive future contracts, fees, commissions and orders relating in any respect to any business of a Person, all licenses and permits, all computer programs and other software owned by a Person, or which a Person has the right to use, and all rights for breach of warranty or other claims for funds to which a Person may be entitled, and in addition includes ail property included in the definition of general intangibles" as used in the Code.

                           "GUARANTOR" shall mean any Person now or hereafter
guaranteeing, endorsing or otherwise becoming liable for any Indebtedness.

                           "GUARANTY AGREEMENT" shall mean any guaranty
instrument now or hereafter executed and delivered by any Guarantor to the Bank, as it may be modified.

                           "INDEBTEDNESS" shall mean all obligations now or
hereafter owed to the Bank by the Borrower, whether related or unrelated to the Revolving Loan, including, without limitation, amounts owed or to be owed under the terms of the Loan Documents, or arising cut of the transactions described therein, including, without limitation, the Revolving Loan, sums advanced to pay overdrafts on any account maintained by the Borrower with the Bank, reimbursement obligations for outstanding letters of credit or banker's acceptances issued to the account of the Borrower, or its Subsidiaries, amounts paid by the Bank under letters of credit or drafts accepted by the Bank for the account of the Borrower or its Subsidiaries, together with all interest accruing thereon, all fees, all costs of collection, attorneys' fees and expenses of or advances by the Bank: which the Bank pays or incurs in discharge of obligations of the Borrower or to repossess, protect, preserve, store or dispose of any Collateral, whether such amounts are now due or hereafter become due, direct or indirect and whether such amounts due are from time to time reduced or entirely extinguished and thereafter re-incurred.

                           "INVENTORY" means all goods, merchandise and other
personal property of a Person which is held for sale or lease or furnished or to be furnished under a contract for services or raw materials, and all work in process and materials used or consumed or to be used or consumed in a Person's business, and in addition, includes all property included in the definition of "inventory" as used in the Code.

                           "LIEN" shall mean any mortgage or deed of trust,
pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement under the UCC or comparable law of any jurisdiction).

                           "LOAN(S)" shall mean collectively the Revolving Loan
identified in SECTION 3.1 hereof and the Term Loan identified in SECTION 3.5 hereof.

                           "LOAN DOCUMENTS" shall mean this Agreement, any other
Security Agreement, any Note, any Guaranty Agreement, the Advance Requests, UCC-1 financing statements and all other documents and instruments now or hereafter evidencing, describing, guaranteeing or securing the Indebtedness contemplated hereby or delivered in connection herewith, as they may be modified.

                           "MAXIMUM LOAN AMOUNT" shall mean $1,700,000.00 as to
the Revolving Loan and $250,000.00 as to the Term Loan or such other amount as the Bank may consent to in writing from time to time.

                           "NOTE" shall mean collectively the Revolving Note and
the Term Note, and any other promissory note now or hereafter evidencing any Indebtedness, and all modifications, extensions and renewals thereto.

                           "PERMITTED DEBT" shall mean (a) the Indebtedness; (b)
Debt payable to suppliers and other trade creditors in the ordinary course of' business on ordinary and customary trade terms and which is not past due; and
(c) Debt secured by Permitted Liens, provided that such Indebtedness never may not be increased from the amount outstanding- as of the date hereof; and (d) such other Debt as the Bank may consent to in writing from time to time.

                           "PERMITTED LIENS" shall mean (a) Liens securing the
Indebtedness, (b) Liens for taxes and other statutory Liens, landlord's Liens and similar Liens arising out of operation of law (provided they are subordinate to the Bank's Liens on Collateral) so long as the obligations secured thereby are not past due or are being contested as permitted herein; (c) Liens described on Exhibit 1.1 hereto (if any), provided, however, that no debt not now secured by such Liens shall become secured by such Liens hereafter and such Liens shall not encumber any other assets; and (d) such other Liens as the Bank may consent to in writing from time to time.

                           "PERSON" shall mean any natural person, corporation,
unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government, or any agency or political subdivision of any government.

                           "REVOLVING LOAN" shall mean that certain
$1,700,000.00 revolving line of credit made by Bank to Borrower as evidenced by the Demand Note.

                           "REVOLVING NOTE" Loan shall mean that certain Demand
Revolving Promissory Note executed by Borrower of even date herewith and all renewals and modifications thereto.

                           "SECURITY AGREEMENT" shall mean this Agreement as it
relates to a Lien on the Collateral, and any other mortgage, security agreement or similar instrument now or hereafter executed by the Borrower or other Person granting the Bank a Lien on any Collateral to secure the Indebtedness.

                           "SUBSIDIARY" shall mean any corporation, partnership
or other Person in which the Borrower, directly or indirectly, owns more than fifty percent (50%) of the stock, capital or income interests, or other beneficial interests, or which is effectively controlled by the Borrower whether such subsidiary not exists or is hereafter created.

                           "TERM LOAN" shall mean that certain $250,000 term
loan made by Bank to Borrower as evidenced by the Term Note.

                           "TERM NOTE" shall mean that certain $250,000 Term
Promissory Note made by Bank to Borrower of even date herewith, and all modifications and renewals thereto.

                  1.2. FINANCIAL TERMS. All financial terms used herein shall have the meanings assigned to them under generally accepted accounting principles consistently applied and maintained on a basis for the Borrower throughout the period indicated and consistent with the prior financial practice of the Borrower, unless another meaning shall be specified ("GAAP").

                  1.3. OTHER TERMS. All other terms contained in this Agreement shall, when the context so indicates, have the meanings provided for by the Code to the extent the same are used or defined therein.

         2. REPRESENTATIONS AND WARRANTIES. In order to induce the Bank to enter into this Agreement and to make the Revolving Loan provided for herein, the Borrower makes the following representations and warranties, all of which shall survive the execution and delivery of the Loan Documents and the making of Advances thereunder. Unless otherwise specified, such representations and warranties shall be deemed made as of the date hereof and as of the Advance Date of any Advance by the Bank to the Borrower:

                  2.1. VALID EXISTENCE AND POWER. The Borrower and each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization is duly qualified or licensed to transact business in all places where the failure to be so qualified would have a material adverse effect on it. The Borrower and each other Person which is a party to any Loan Document (other than the Bank) has the power to make and perform the Loan Documents executed by it and all such instruments will constitute the legal, valid and binding obligations of such Person, enforceable in accordance with their respective terms.

                  2.2. AUTHORITY. The execution, delivery and performance thereof by the Borrower and each other Person (other than the Bank) executing any Loan Document have been duly authorized by all necessary action of such Person, and do not and will not violate any provisions of law or regulation, or any writ, order or decree of any court or governmental or regulatory authority or agency or any provision of the governing instruments of such Person, and do not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any property or assets of such Person pursuant to, any law, regulation, instrument or agreement to which any such Person is a party or by which any such Person or its respective properties may be subject, bound or affected.

                  2.3. FINANCIAL CONDITION. Other than as disclosed in financial statements delivered on or prior to the date hereof to the Bank, neither the Borrower nor any Subsidiary nor (to the knowledge of the Borrower) any Guarantor has any direct or contingent obligations or liabilities (including any guarantees or leases) or any material unrealized or anticipated losses from any commitments of such Person. The Borrower is not aware of any material adverse fact (other than facts which are generally available to the public and not particular to the Borrower, such as general economic or industry trends) concerning the conditions or future prospects of the Borrower or any Subsidiary or any Guarantor which has not been fully disclosed to the Bank, including any adverse change in the operations or financial condition of such Person since the date of the most recent financial statements delivered to the Bank.

                  2.4. FINANCIAL STATEMENTS. The financial statements delivered to Bank have been prepared in accordance with GAAP, contain no misstatement or omission, and fairly present the financial position, assets and liabilities of the Borrower as of the respective dates thereof and the results of operations and cash flows of the Borrower and its Subsidiaries for the respective periods then ended.

                  2.5. LITIGATION; GOVERNMENT REGULATION. Except as disclosed on EXHIBIT 2.5 (if any), there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Guarantor at law or in equity before any court or administrative officer or agency which might result in a material adverse change in the business or financial condition of the Borrower or either Guarantor or impair the Borrower's or either Guarantor's ability to perform its obligations under the Loan Documents. Neither the Borrower nor any Guarantor is in violation of or in default under any applicable statute, rule, order, decree, writ, injunction or regulation of any governmental body (including any court).

                  2.6. AGREEMENTS, Etc. Neither the Borrower nor any
Subsidiary is a party to any agreement or instrument or subject to any court order, governmental decree or any charter or other corporate restriction, adversely affecting its business, properties or assets, operations or condition (financial or otherwise) nor is any such Person in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party, or any law, regulation, decree, order or the like.

                  2.7. AUTHORIZATIONS. All authorizations, consents, approvals and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by the Borrower or any Subsidiary or for the conduct of any business in which it is engaged have been duly issued and are in full force and effect, and it: is not in default, nor has any event occurred which with the passage of time or the giving of notice, or both, would constitute a default, under any of the terms or provisions of any part thereof, or under any order, decree, ruling, regulation, closing agreement. or other decision or instrument of any governmental commission, bureau or other administrative agency or public regulatory body having jurisdiction over such Person, which default would have a material adverse effect on such Person. Except as noted herein, no approval, consent or authorization of, or filing or registration with, any governmental commission, bureau or other regulator, authority or agency is required with respect to the execution, delivery or performance of any Loan Document.

                  2.8. TITLE. The Borrower and each Subsidiary has good title to the Collateral, free and clear of all Liens, except Permitted Liens. The Borrower alone has full ownership rights in all Collateral.

                  2.9. COLLATERAL. The Liens granted to the Bank herein and pursuant to any other Security Agreement (a) constitute and, as to subsequently acquired property included in the Collateral covered by the Security Agreement, will constitute, Liens under applicable law including, without limitation, the Code entitled to all of the rights, benefits and priorities provided by applicable law including, without limitation, the Code and (b) are, and as to such subsequently acquired Collateral will be fully perfected, superior and prior to the rights of all third persons, now existing or hereafter arising, subject only to Permitted Liens. All of the Collateral is intended for use solely in the Borrower's business.

                  2.10. LOCATION. The chief executive office of the Borrower where the Borrower's business records are located is the address designated for notices in SECTION 8.4 and the Borrower has no other places of business, except as shown on EXHIBIT 2.10 (if any).

                  2.11. TAXES. The Borrower and each Subsidiary has filed all federal and state income and other tax returns which, to the best knowledge of the Borrower, are required to be filed, and have paid all taxes as shown on said returns and all taxes, including AD VALOREM taxes, shown on all assessments received by it to the extent that such taxes have become due. Neither the Borrower nor any Subsidiary is subject to any federal, state or local tax Liens nor has such Person received any notice of deficiency or other official notice to pay any taxes. The Borrower and each Subsidiary has paid all sales and excise taxes payable by it.

                  2.12. WITHHOLDING TAXES. The Borrower and each Subsidiary has paid all withholding, FICA and other payments required by federal, state or local governments with respect to any wages paid to employees.

                  2.13. LABOR LAW MATTERS. No goods or services have been or will be produced by the Borrower or any Subsidiary in violation of any applicable labor laws or regulations or any collective bargaining agreement or other labor agreements or in violation of any minimum wage, wage-and-hour or other similar laws or regulations.

                  2.14. ACCOUNTS. Each Account, instrument, Chattel Paper and other writing constituting any portion of the Collateral is (a) genuine and enforceable in accordance with its terms except for such limits thereon arising from BANKRUPTCY and similar laws relating to creditors' rights; (b) not subject to any defense, setoff, claim or counterclaim of a material nature against the Borrower except as to which the Borrower has notified the Bank in writing; and
(c) not subject to any other circumstances that would impair the validity, enforceability or amount of such Collateral except as to which the Borrower has notified the Bank in writing. Each Account included in any Advance Request, report or other document as an Eligible Account meets all the requirements of an Eligible Account set forth herein.

                  2.15. USE AND LOCATION OF COLLATERAL. The Collateral is located only, and shall at all times be kept and maintained only, at the Borrower's location or locations as described herein, which are owned and operated by the Borrower, or for which Borrower has delivered to the Bank a landlord's lien waiver, in accordance with SECTION 4.1(e) hereof. No such Collateral is attached or affixed to any real. property so as to be classified as a fixture unless the Bank has otherwise agreed in writing.

                  2.16. JUDGMENT LIENS. Neither the Borrower nor any Subsidiary, nor any of their assets, are subject to any unpaid judgments (whether or not stayed) or any judgment liens in any jurisdiction.

                  2.17. INTENT AND EFFECT OF TRANSACTIONS. This Agreement and the transactions contemplated herein (a) are not made or incurred with intent to hinder, delay or defraud any person to whom the Borrower has been, is now, or may hereafter become indebted; (b) do not render the Borrower insolvent nor is the Borrower insolvent on the date of this Agreement; (c) do not leave the Borrower with an unreasonably small capital with which to engage in its business or in any business or transaction in which it intends to engage; and
(d) are not entered into with the intent to incur, or with the belief that the Borrower would incur, debts that would be beyond its ability to pay as such debts mature.

                  2.18. SUBSIDIARIES. Borrower has no Subsidiaries, except as set forth on Exhibit 2.18 (if any), attached hereto.

                  2.19. HAZARDOUS MATERIALS. The Borrower's property and improvements hereon have not in the past been used, are not presently being used, and will not in the future be used for, nor does the Borrower or any Subsidiary engage in, the handling, storage, manufacture, disposition, processing, transportation, use or disposal of hazardous or toxic materials, in violation of applicable environmental laws.

                  2.20. ERISA. Neither the Borrower nor any subsidiary has any pension, profit-sharing or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  2.21. INVESTMENT COMPANY ACT. Neither the Borrower nor any Subsidiary is an "investment company" as defined in the Investment Company Act of 1940, as amended.

         3.     The LOANS.

                  3.1. DISCRETIONARY REVOLVING LOAN. The Bank may in its discretion lend to the Borrower a total principal amount not to exceed $1,700,000.00 (the "Maximum Revolving Loan Amount") for working capital to be used in the operation of the Borrower's business. The Revolving Loan shall be evidenced by and payable in accordance with the terms of a promissory note in the face amount of the Revolving Note. The Revolving Note shall evidence the outstanding principal balance of the Loan, as it may change from time to time. ADVANCES HEREUNDER ARE DISCRETIONARY WITH THE BANK AND THE PRINCIPAL BALANCE OF THE REVOLVING LOAN, OR SO MUCH THEREOF AS MAY BE ADVANCED, SHALL BE PAYABLE IN FULL ON DEMAND. Advances under the Revolving Loan shall be subject to the following terms:

                           (a) Advances of proceeds of the Revolving Loan shall
be limited to the face amount of the Revolving Note at any time outstanding;

                           (b) Should there occur any overdraft of any deposit
account maintained by the Borrower with the Bank, the Bank may, at its option, disburse funds (whether or not in excess of the Maximum Revolving Loan Amount) to eliminate such overdraft and such disbursement shall be deemed an Advance of Revolving Loan proceeds hereunder entitled to all of the benefits of the Loan Documents. Nothing herein shall be deemed an authorization of or consent to the creation of an overdraft in any account or create any obligations on the part of the Bank;

                           (c) All Advances by the Bank to or for the account of
the Borrower, whether or not in excess of the Maximum Revolving Loan Amount, shall be considered part of the Indebtedness under the Note, shall bear interest as provided in the Note, and shall be entitled to all rights and benefits hereunder and under all other Loan Documents; and

                           (d) The Borrower shall not request and the Bank will
not be required to consider requests for Advances after the Maturity Date (as defined in the Note); provided that the Bank may in its discretion extend such date in writing and further provided that the repayment obligations of the Borrower for Advances made by the Bank after such date (as it may be extended) shall be binding on the Borrower and any Guarantor or other persons liable for any Indebtedness to the same extent as obligations with respect to Advances made prior to such date.

                  3.2. LIMITATIONS ON ADVANCES OF REVOLVING LOAN. The outstanding balance of the Revolving Loan may increase and decrease from time to time, and Advances thereunder may be repaid and reborrowed, but the total of Advances outstanding at any one time under the Revolving Loan shall never exceed the lesser of:

                           (1) the maximum Revolving Loan Amount; or

                           (2) the "Borrowing Base," which shall be calculated
by:

                                    (i) adding (A) a sum equal to seventy-five
(75%) percent of the total amount of Eligible Accounts to (B) a sum equal to the lesser of $250,000.00 or (b) fifteen percent (15%) of the lesser of cost or fair market value of Eligible Inventory of the Borrower; and

                                    (ii) subtracting from the total obtained
under Section (2) (i) above an amount equal to the aggregate amounts described on Exhibit 3.2 (if any) plus any foreign exchange contract exposure.

                  The Borrower shall immediately pay to the Bank any amount by which the Revolving Loan exceeds the Borrowing Base or the Maximum Revolving Loan Amount, whichever is less. The Bank may, in its discretion, make, or permit to remain outstanding, Advances to the Borrower in excess of the Borrowing Base and/or the Maximum Loan Amount and all such amounts shall be part of the Revolving Loan and Indebtedness, shall bear interest as provided in the Note, shall be payable in accordance herewith and with the Note and shall be entitled to all rights and security provided for herein, in the Guaranty, the Security Agreement and all other Loan Documents.

                  3.3. NOTICE AND MANNER OF BORROWING. Unless another satisfactory procedure for disbursements is agreed upon in writing by the parties, the following procedure will be used for disbursement of proceeds of the Revolving Loan. The Borrower shall deliver a written and signed Advance Request to the Bank not later than 12:00 noon, EST, on the Business Day of the proposed Advance Date, in the form attached hereto as EXHIBIT 3.2, setting forth the amount of the requested Advance, setting forth the Eligible Accounts and the Eligible Inventory of the Borrower, and a reconciliation from the previous Advance Request (or monthly report), specifying the date (which shall be a Business Day), and the amount of the proposed Advance of proceeds, and providing such other information as the Bank may require.

                  3.4. DISBURSEMENT OF TERM LOAN. The proceeds of the Term Loan shall only be used by Borrower to purchase new machinery or equipment less than one year old from (original invoice date) related to Borrower's now existing core business. Each request for advance under the Term Loan shall be made in writing no later than three Business Days prior to the date the disbursement is to be made and shall be supported by an invoice containing the serial number and description of the machinery or equipment being purchased.

                  3.5. SPECIAL LOAN ACCOUNT. The Borrower shall establish and maintain with the Bank, during the term of the Loan, a demand deposit account (the "Special Loan Account") into which the Borrower shall deposit, as received, all proceeds from the sale of Inventory and collection of Accounts and other Collateral in the form of checks, cash, drafts or the like, and all such proceeds shall constitute Collateral. The Bank shall debit funds from the Special Loan Account and apply the balance thereof against the outstanding balance of the Revolving Note on or after the Business day following the Business day of deposit. The Bank may, but shall not be required to, apply to the Loans any amounts represented by uncleared checks, subject to collection. unless the Bank shall agree to other arrangements, the Borrower shall direct (by instruction on invoices or otherwise) all Account Debtors to make payment to a designated post office box under the control of the Bank, which payments shall be deposited directly into the special Loan Account. The Borrower shall pay the Bank's reasonable fees and charges in connection with such lock-box arrangement.

                  The Bank may debit the Special Loan Account and/or make Advances to the Borrower (whether or not in the excess of the Maximum Revolving Loan Amount or the Borrowing Base) and apply such amounts to the payment of interest, fees, expenses and other amounts to which the Bank may be entitled from time to time and the Bank is hereby irrevocably authorized to do so without consent of the Borrower. With regard hereto, the Bank shall use its best efforts to notify the Borrower by facsimile transmission at least one (1) day prior to debiting the Special Loan Account pursuant to the terms hereof.

                  3.6. CALCULATION OF INTEREST. All interest under the Note or hereunder shall be calculated on the basis of a 360-day year for the actual number of days elapsed in an interest period (actual/360 method), unless the Bank shall otherwise elect.

                  3.7. OVERDUE AMOUNTS. Any payments not made as and when due shall bear interest from the date due until paid at the Default Rate.

                  3.8. SALES TAX. The Borrower shall notify the Bank if any Account includes any sales or other similar tax and the Bank may, but shall not be obligated to, remit any such taxes directly to the taxing authority and make Advances therefor. In no event shall the Bank be Liable for any such taxes.

         4. CONDITIONS PRECEDENT TO BORROWING. Prior to any Advance of the proceeds of the Loans, the following conditions shall have been satisfied, in the sole opinion of the Bank and its counsel:

                  4.1. CONDITIONS PRECEDENT TO INITIAL ADVANCE. In addition to any other requirement set forth in this Agreement, the Bank will not make the Initial Advance under the Loans unless and until the following conditions shall have been satisfied:

                           (a) LOAN DOCUMENTS. The Borrower and each other party
to any Loan Documents, as applicable, shall have executed and delivered this Agreement, the Term Note, the Revolving Note and other required Loan Documents, all in form and substance satisfactory to the Bank.

                           (b) OPINION OF COUNSEL TO THE BORROWER AND GUARANTOR.
The Bank shall have received the opinion of counsel for the Borrower and each Guarantor as to the transactions contemplated by this Agreement, in form and substance satisfactory to the Bank.

                           (c) SUPPORTING DOCUMENTS. The Borrower shall cause to
be delivered to the Bank the following documents:

                                    (i) A copy of the governing instruments of
the Borrower and each Subsidiary, and a good standing certificate of the Borrower and each subsidiary, certified by the appropriate official of its state of incorporation and the State of Florida, if different;

                                    (ii) Bylaws of the Borrower certified by an
officer of the Borrower;

                                    (iii) Incumbency certificate and certified
resolutions of the board of directors (or other appropriate Persons) of the Borrower and each other Person executing any Loan Documents authorizing the execution, delivery and performance of the Loan Documents; and

                                    (iv) UCC-11 searches and other Lien searches
showing no existing Liens on the Collateral other than the Liens of the Bank, or except as approved by the Bank in its sole and absolute discretion.

                           (d) INSURANCE. The Borrower shall have delivered to
the Bank satisfactory evidence of insurance meeting the requirements of SECTION 5.3.

                           (e) PERFECTION OF LIENS. UCC-1 financing statements
and, if applicable, certificates of title covering the Collateral executed by the Borrower shall duly have been recorded or filed in the manner and places required by law to establish, preserve, protect and perfect the interests and rights created or intended to be created by this Agreement and any other Security Agreement; and all taxes, fees and other charges in connection with the execution, delivery and filing of this Agreement, the Security Agreement and the financing statements shall duly have been paid.

                           (f) SUBORDINATIONS. The Bank shall have received, in
form and content satisfactory to Bank (i) waiver from all lessors that might have landlord's Liens on any Collateral and (ii) subordinations from all Guarantors and Affiliates as required by SECTION 5.24.

                           (g) ADDITIONAL DOCUMENTS. The Borrower shall have
delivered to the Bank all additional opinions, documents, certificates and other assurances that the Bank or its counsel may require.

                  4.2. CONDITIONS PRECEDENT TO EACH ADVANCE. The following conditions, in addition to any other requirements set forth in this Agreement, shall have been met or performed by the Advance Date with respect to any Advance
Request:

                           (a) PRIOR CONDITIONS. The Borrower shall have
satisfied (i) all conditions precedent for the making of the initial Advance, as set forth in SECTION 4.1 above, and

(ii) all conditions precedent set forth elsewhere in this Agreement and in any other Loan Document.

                           (b) ADVANCE REQUEST. The Borrower shall have
delivered to the bank an Advance Request and other information, as required in
SECTION 3.1.

                           (c) NO DEFAULT. No Default shall have occurred and be
continuing or will occur upon the making of the Advance in question and the Borrower shall have delivered to the Bank an officer's certificate to such effect, which may he incorporated in the Advance Request.

                           (d) CORRECTNESS OF REPRESENTATIONS. All
representations and warranties made by the Borrower and any Guarantor herein or otherwise in writing in connection herewith shall he true and correct with the same effect as though the representations and warranties had been made on and as of the proposed Advance Date, and the Borrower shall have delivered to the Bank an officer's certificate to such effect, which may be incorporated in the Advance Request.

                           (e) NO ADVERSE CHANGE. There shall have been no
material adverse change in the condition, financial or otherwise, of the Borrower, any Subsidiary or any Guarantor from such condition as it existed on the date of the most recent financial statements of such Person delivered prior to date hereof.

                           (f) PERIODIC REPORT. The Bank shall have received a
current Accounts Receivable Report and a current Inventory Report (as required by SECTION 5.6) sufficient in form and substance to calculate and verify the Borrowing Base.

                           (g) FURTHER ASSURANCES. The Borrower shall have
delivered such further documentation or assurances as the Bank may reasonably require.

         5. COVENANTS OF THE BORROWER. The Borrower covenants and agrees that from the date hereof and until payment in full of the Indebtedness and the formal termination of this Agreement, unless the Bank shall otherwise consent in writing, the Borrower and each Subsidiary:

                  5.1. USE OF LOAN PROCEEDS. Shall use the proceeds of the Revolving Loan only for the commercial purposes permitted herein or otherwise permitted by the Bank and furnish the Bank all evidence that it may reasonably require with respect to such use.

                  5.2. MAINTENANCE OF BUSINESS AND PROPERTIES. Shall at all times maintain, preserve and protect all Collateral and all the remainder of its material property used or useful in the conduct of its business, and keep the same in good repair, working order and condition, and from time to time make, or cause to he made, all material needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be conducted properly and in accordance with standards generally accepted in businesses of a similar type and size at all times, and maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

                  5.3. INSURANCE. Shall maintain such liability insurance, workers' compensation insurance, business interruption insurance and casualty insurance as may be required by law, customary and usual for prudent businesses in its industry or as may be reasonably required by the Bank and shall insure and keep insured all Collateral and other properties in good and responsible insurance companies satisfactory to the Bank. All hazard insurance covering Collateral shall be in amounts and shall contain co-insurance and deductible provisions approved by the Bank, shall name and directly insure the Bank as secured party and loss payee under a long-form New York standard loss payee clause, or its equivalent, and shall not be terminable except upon 30 days' written notice to the Bank.

                  5.4. NOTICE OF DEFAULT. Shall provide to the Bank immediate notice of (a) the occurrence of a Default, (b) any material litigation or material changes in existing litigation or any judgment against it or its assets, (c) any material damage or loss to property, (d) any notice from taxing authorities as to claimed deficiencies or any tax lien or any notice relating to alleged ERISA violations, (e) any Reportable Event, as defined in ERISA, (f) any rejection, return, offset, dispute, loss or other circumstance having a material adverse effect on any Collateral, and (g) any loss or threatened loss of material licenses or permits.

                  5.5. INSPECTIONS/AUDITS. Shall permit inspections of the Collateral and the records of such Person pertaining thereto, at such times and in such manner as may be reasonably required by the Bank and shall further permit such inspection, review and audits of its other records and its properties (with such reasonable frequency and at such reasonable times as the Bank may desire) by the Bank as the Bank may deem necessary or desirable from time to time. The cost of such audits, reviews and inspections shall be borne by the Borrower.

                  5.6. FINANCIAL INFORMATION. Shall maintain books and records in accordance with GAAP and shall furnish to the Bank the following periodic financial information:

                       (a) PERIODIC BORROWING BASE REPORTS. Within five (5) Business Days of the 15th and 30th of each month (or more frequently if required by the Bank), (i) a report listing Accounts and all Eligible Accounts of the Borrower as of the last Business Day of such month (the "Accounts Receivable Report") which shall include the amount and age of each Account, the name and mailing address of each Account Debtor, which shall delineate Eligible Accounts from Accounts which are ineligible under this Agreement and such other information as the Bank may require in order to verify the Eligible Accounts, all in reasonable detail and in form acceptable to the Bank (ii) a report listing all Inventory and all Eligible Inventory of the Borrower as of the last Business Day of such month which shall distinguish between raw materials, components and finished goods, and shall reflect the cost thereof, and shall have such other information as the Bank may require relating thereto, all in form acceptable to the Bank (the "Inventory Report") and (iii) an accounts payable agings report in a form satisfactory to Bank;

                       (b) MONTHLY REPORTS. Within 30 days after the end of each calendar month, an income statement, a balance sheet and statement of cash flows, all with supporting schedules, prepared in accordance with GAAP, as of the end of and for such month and year-to-date, each certified by the chief financial officer or president of the Borrower as being true and accurate;

                       (c) ANNUAL REPORTS. Within 90 days after the end of each calendar year, an income statement and a reconciliation of surplus statement of the Borrower and its Subsidiaries for such year, a balance sheet as of the end of such year, and statement of cash flows, all with supporting schedules, prepared in accordance with GAAP, audited and prepared on an unqualified-basis by an independent certified public accountant of recognized standing selected by the Borrower and satisfactory to the Bank together with a copy of Borrower's projections for its next fiscal year as well as a copy of Borrower's management letter prepared by its certified public accountant (if any); and

                       (d) NO DEFAULT CERTIFICATES. On a quarterly and an annual basis with the reports required under subsections (b) and (c) above, a certificate of its president or chief financial officer that no Default or Event of Default then exists and Borrower is in full compliance with each of the financial covenants listed on EXHIBIT 5.26 hereto or if a Default or Event of Default _______________ _______________ nature and duration thereof and the Borrower's _______________ _______________ with respect thereto, and in addition, shall cause the _______________ _______________ independent auditors (if applicable) to submit to the Bank, together with its audit report, a statement that, in the course of such audit, it discovered no circumstances which it believes would result in a Default or Event of Default or if it discovered any such circumstances, the mature and duration thereof; and shall also cause each Guarantor to submit a signed personal financial statement not less frequently than annually, in a form reasonably satisfactory to the Bank. If the Borrower has Subsidiaries, the financial statements required above shall be in consolidated and, if required by the Bank, consolidating form for the Borrower and all Subsidiaries required by GAAP, to be consolidated for financial reporting purposes. In addition to the financial statements required herein, the Bank reserves the right to require other or additional financial or other information concerning the Borrower, its Subsidiaries, the Guarantors and/or the Collateral.

                       (e) TAX RETURNS. Simultaneously with filing thereof with any governmental authority, Borrower and Guarantor shall deliver to Bank copies of their federal, state and local income tax returns, as applicable.

                  5.7. LIMITATION ON DEBT. Borrower, any Guarantor or any subsidiary of any Guarantor shall not, directly or indirectly, create, incur, assume or become liable, contingently or otherwise, for any debt if, upon giving effect to such incurrence on a pro forma basis, the aggregate amount of debt incurred by Borrower, any Guarantor or any Subsidiaries of any Guarantor shall exceed $50,000.00.

                  5.8. LIENS. Shall not create or permit to Exist any Liens on any of the Collateral, except Permitted Liens.

                  5.9. DIVIDENDS. Shall not pay or declare any dividends (other than stock dividends) or other distribution or purchase, redeem or otherwise acquire any stock or other equity interests or pay or acquire any debt subordinate to the Indebtedness; provided, however, that any Subsidiary may pay dividends to the Borrower or another Subsidiary wholly-owned by the Borrower and the Borrower may issue dividends not exceeding fifty percent (50%) of its Net Income in any fiscal year.

                  5.10. MERGER, SALE, Etc. Shall maintain its corporate existence, good standing and necessary qualifications to do business, and shall not, without the prior written consent of Bank, do or permit: any other Person to (i) merge or consolidate with any Person or acquire all or substantially all of the assets of, or 50% or more of any class of equity interest of, any Person,
(ii) transfer, directly or indirectly, in the aggregate 10% or more of the issued and. outstanding stock in Borrower as of the date hereof, (iii) issue any additional stock of Borrower, after the date hereof, or (iv) sell, lease, assign or otherwise dispose of any Collateral or substantial portion of its other assets (other than sales of obsolete or worn-out equipment and sales of Inventory in the ordinary course of business) or sell or otherwise dispose of stock of any Subsidiary; provided however, that the foregoing shall not operate to prevent: (A) mergers or consolidations of any subsidiary into Borrower or a sale, transfer or lease of assets by any subsidiary to Borrower; or (3) a merger of any corporation or entity into Borrower. For any merger or consolidation transaction contemplated above, Borrower shall be the surviving or continuing corporation or entity and, after giving effect to such transaction: (1) Borrower shall be in full compliance with the terms of this Agreement, and (2) the management of Borrower shall be substantially unchanged.

                  Any transfer described above shall be deemed to have occurred where such purported transfer shall be (i) a direct transfer, sale, or conveyance by a stockholder, (ii) the result of an encumbrance or pledge of such stock, or (iii) the result of action by any Person against such stockholder.

                  5.11. LOANS, GUARANTIES AND OTHER INVESTMENTS. Shall not make or permit to exist any advances or loans to, or guarantee or become contingently liable, directly or indirectly, in connection with the obligations, leases, stock or dividends of, or own, purchase or make any commitment to purchase any stock, bonds, notes, debentures or other securities of, or any interest in, or make any capital contributions to (all of which are sometimes collectively referred to herein as "Investments") any Person except for (a) purchases of direct obligations of the federal government, (b) deposits in commercial banks having a TIER 1 capital ratio of not less than 6i and then in an amount not exceeding 10% of the issuing loan's unimpaired capital and surplus, (d) existing investments in subsidiaries, (e) endorsement of negotiable instruments for collection in the ordinary course of business, or (f) loans which do not exceed $50,000.00 in the aggregate.

                  5.12. CHANGE IN FISCAL YEAR. Borrower nor any Guarantor nor any Subsidiary or Guarantor shall not change its fiscal year without the prior written consent of Bank.

                  5.13. CERTIFICATE OF FULL COMPLIANCE FROM ACCOUNTANT. Borrower shall deliver to Bank, with the annual financial statements required above, a certification by Borrower's independent certified public accountant that Borrower is in full compliance with this Agreement.

                  5.14. REPORTS AND PROXIES. Borrower shall deliver to Bank, promptly a copy of ail financial statements, reports, and proxy statements, sent by Borrower, any of its _______________, to stockholders, and all regular or periodic reports _______________ be filed by Borrower with any governmental agency or authority.

                  5.15. CHANGE IN BUSINESS/CONTROL. Shall not enter into any business which is substantially different from the business or businesses in which it is presently engaged or allow a change it its management whereby Jacques Cohen would no longer have management control over Borrower.

                  5.16. ACCOUNTS. (a) shall not sell, assign or discount any of its Accounts, Chattel Paper or any promissory notes held by it other than the discount of such notes in the ordinary course of business for collection; and
(b) shall notify the Bank promptly in writing with any discount, offset or other deductions not shown on the face of an Account invoice and any dispute over an Account, and any information relating to an adverse change in any Account Debtor's financial condition or ability to pay its obligations.

                  5.17. ENCUMBRANCES. Shall not crate, assume, or permit to exist any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, other than: (i) security interests required by Bank in related security instruments;
(ii) liens for taxes contested in good faith; or (iii) liens accruing by law for employee benefits.

                  5.18. TRANSACTIONS WITH AFFILIATES. Shall not directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate (other than a Subsidiary); provided, however, that any acts or transactions prohibited by this Section may be performed or engaged in, after written notice to the Bank, if upon terms not less favorable to the Borrower or such Subsidiary than if no such relationship existed. Any such Affiliate may be a director, officer, employee of the Borrower or any Subsidiary, subject to the limitations on compensation contained in this section and elsewhere in this Agreement.

                  5.19. PAYMENT OF OTHER DEBT. Shall not retire any long-term debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so.

                  5.20. NO CHANGE IN NAME, OFFICES; REMOVAL OF COLLATERAL.
Shall not, unless it shall have given 60 days' advance written notice thereof to the Bank, (a) change its name or the location of its chief executive office or other office where books or records are kept or (b) permit any Inventory or other tangible Collateral to be located at any location other than as specified in SECTION 2.10.

                  5.21. NO SALE, LEASEBACK. Shall not enter into any sale-and-leaseback, or similar transaction.

                  5.22. MARGIN STOCK. Shall not use any proceeds of the Loans or otherwise purchase, or carry any margin stock (within the meaning of Regulation U of the Board of Governors of Federal Reserve System) or extend credit to others for the purpose of purchasing or carrying any margin stock.

                  5.23. PAYMENT OF TAXES, Etc. Shall pay before delinquent all of its debts and taxes except that the Bank shall not unreasonably withhold its consent to nonpayment of taxes being actively contested in accordance with law (provided that the Bank may require bonding or other assurances).

                  5.24. SUBORDINATION. Shall cause all Debt and other obligations now or hereafter owed to any Guarantor or Affiliate to be subordinated in right of payment and security to the indebtedness in accordance with subordination agreements satisfactory to the Bank.

                  5.25. COMPLIANCE; HAZARDOUS MATERIALS. Shall strictly comply with all laws, regulations, ordinances and other legal requirements, specifically including, without limitation, ERISA, all securities laws and all laws relating to hazardous materials and the environment. Unless approved in writing by the Bank, neither the Borrower nor any Subsidiary shall engage in the storage, manufacture, disposition, processing, handling, use or transportation of any hazardous or toxic materials, whether or not in compliance with applicable laws and regulations.

                  5.26. SUBSIDIARIES. Shall not acquire, form or dispose of any Subsidiaries or permit any Subsidiary to issue capital stock except to its parent.

                  5.27. COMPLIANCE WITH ASSIGNMENT LAWS. Shall if required by the Bank comply with the Federal Assignment of Claims Act and any other applicable law relating to assignment of government contracts, and Accounts arising from the performance thereof.

                  5.28. FURTHER ASSURANCES. Shall take such further action and provide to the Bank such further assurances as may be reasonably requested to ensure compliance with the intent of this Agreement and the other Loan Documents.

                  5.29. WITHHOLDING TAXES. Pay as and when due all employee withholding, FICA and other payments required by federal, state and local governments with respect to wages paid to employees.

                  5.30. OTHER COVENANTS. Shall comply with such additional covenants as may be set forth in EXHIBIT 5.26 hereto.

         6.       DEFAULT.

                  6.1. EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default:

                           (a) Any representation or warranty made by the
Borrower or any other party to any Loan Document (other than the Bank) herein or therein or in any certificate or report furnished in connection herewith or therewith shall prove to have been untrue or incorrect in any material respect when made; or

                           (b) There shall occur any default by the Borrower in
the payment, when due, of any principal of or interest on the Note, any amounts: due hereunder or any other Loan Document or any other Indebtedness or under the Bond Facility (not cured within any grace period provided in such Note or in the document or instrument evidencing such Indebtedness); or

                           (c) There shall occur any default by the Borrower or
any other party to any Loan Document (other than the Bank) in the performance of any agreement, covenant or obligation contained in this Agreement or such Loan Document not provided for elsewhere in this Section and such default is not cured within any grace period provided in this Agreement or such other Loan Document; or

                           (d) Any other obligation now or hereafter owed by the
Borrower or any Subsidiary or Guarantor to the Bank shall be in default and not cured within any period of grace provided therein or any such Person shall be in default under any obligation in excess of $10,000 owed to any other obligee, which default entitles the obligee to accelerate any such obligations or exercise other remedies with respect thereto; or

                           (e) The Borrower or any Subsidiary or Guarantor shall
(i) voluntarily liquidate or terminate operations or apply for or consent to, the appointment of, or the taking of possession BY, a receiver, custodian, trustee or liquidator of such Person or of all or of a substantial part of its assets, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the federal BANKRUPTCY Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the BANKRUPTCY Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

                           (f) Without its application, approval or consent, a
proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of such Person any remedy under the federal BANKRUPTCY Code, the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like of such Person, or of all or any substantial part of the assets of such Person, or other like relief under any law relating to BANKRUPTCY, insolvency, reorganization, winding-up, or composition or adjustment of debts; or

                           (g) Any Lien of the Bank hereunder or under any other
Security Agreement shall not constitute a perfected first priority Lien in the Collateral thereby encumbered, subject only to Permitted Liens; or

                           (h) There shall occur any material loss, theft,
damage or destruction of any of the Collateral, which loss is not fully insured; or

                           (i) A judgment in excess of $10,000 shall be rendered
against the Borrower or any Subsidiary or Guarantor and shall remain undischarged, undisclosed and unstayed for more than ten days (except judgments validly covered by insurance with a deductible of not more than $10,000) or there shall occur any levy upon, or attachment, garnishment or other seizure of, any material portion of the Collateral or other assets of the Borrower, any Subsidiary or any Guarantor by reason of the issuance of any tax levy, judicial attachment or garnishment or levy of execution; or

                           (j) The Borrower, any Subsidiary or any Guarantor
shall fail to pay, on demand, any returned or dishonored draft, check, or other item which has been presented to the Bank and for which the Borrower has received provisional credit; or

                           (k) Any Guarantor shall repudiate or revoke any
Guaranty Agreement; or

                           (l) The Bank, in good faith, shall deem itself
insecure.

THE FOREGOING EVENTS OF DEFAULT NOTWITHSTANDING, NOTHING HEREIN SHALL BE DEEMED TO LIMIT, RESTRICT, IMPAIR OR DIMINISH THE ABSOLUTE RIGHT OF THE BANK TO DEMAND REPAYMENT OF THE LOANS IN FULL, AT ANY TIME, WITHOUT CAUSE.

                  6.2. REMEDIES. If any Default shall occur, the Bank may, without notice to the Borrower, at its option, withhold further Advances to the Borrower of proceeds of the Loans. should (a) any Event of Default under SECTION 6 occur and not be cured within ten (10) days following delivery of written notice thereof by the Bank to the Borrower (which notice shall be complete upon hand or overnight delivery, or upon facsimile delivery or mailing by certified mail, return receipt requested) or (b) any other Event of Default occur, the Bank may declare any or all Indebtedness to be immediately due and payable, bring suit against the Borrower to collect the Indebtedness, exercise any remedy available to the Bank hereunder and take any action or exercise any remedy provided herein or in any other Loan Document or under applicable law. No remedy shall be exclusive of other remedies or impair the right of the Bank to exercise any other remedies.

                  6.3. RECEIVER. In addition to any other remedy available to it, the Bank shall have the absolute right, upon the occurrence of an Event of Default, to seek and obtain the appointment of a receiver to take possession of and operate and/or dispose of the business and assets of the Borrower and any costs and expenses incurred by the Bank in connection with such receivership shall bear interest at the Default Rate and shall be secured by all collateral.

         7.       SECURITY AGREEMENT.

                  7.1.     SECURITY INTEREST.

                           (a) As security for the payment and performance of
any and all of the Indebtedness and the performance of all other obligations and covenants of the Borrower hereunder and under the other Loan Documents, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by the Borrower to the Bank, the Borrower hereby pledges to the Bank and gives the Bank a continuing and general Lien upon and right of set-off against, all right, title and interest of the Borrower in and to the Collateral, whether now owned or hereafter acquired by the Borrower.

                           (b) Except as herein or by applicable law otherwise
expressly provided, the Bank shall not be obligated to exercise any degree of care in connection with any Collateral in its possession, to take any steps necessary to preserve any rights in any of the Collateral or to preserve any rights therein against prior parties, and the Borrower agrees to take such steps. In any case the Bank shall be deemed to have exercised reasonable care if it shall have taken such steps for the care and preservation of the Collateral or rights therein as the Borrower may have reasonably requested the Bank to take and the Bank's omission to take any action not requested by the Borrower shall not be deemed a failure to exercise reasonable care. No segregation or specific allocation by the Bank of specified items of collateral against any liability of the Borrower shall waive or affect any Lien against other items of Collateral or any of the Bank's options, powers or rights under this Agreement or otherwise arising.

                           (c) The Bank may at any time and from time to time,
with or without notice to the Borrower, (i) transfer into the name of the Bank or the name of the Bank's nominee any of the Collateral, (ii) notify any Account Debtor or other obligor of any Collateral to make payment thereon direct to the Bank of any amounts due or to become due thereon and (iii) receive and after a default direct the disposition of any proceeds of any Collateral.

                  7.2.     REMEDIES.

                           (a) If an Event of Default shall have occurred,
without waiving any of its other rights hereunder or under any other Loan Documents, the Bank shall have all rights and remedies of a secured party under the Code (and the Uniform Commercial Code of any other applicable jurisdiction) and such other rights and remedies as may be available hereunder, under other applicable law or pursuant to Contract. If requested by the Bank, the Borrower will promptly assemble the Collateral and make it available to the Bank at a place to be designated by the Bank. The Borrower agrees that any notice by the Bank of the sale or disposition of the

Collateral or any other intended action hereunder, whether required by the Code or otherwise, shall constitute reasonable notice to the Borrower if the notice is mailed to the Borrower by regular or certified mail, postage prepaid, at least five days before the action to be taken. The Borrower shall be liable for any deficiencies in the event the proceeds of the disposition of the Collateral do not satisfy the Indebtedness in full.

                           (b) If an Event of Default shall have occurred, the
Bank may demand, collect and sue for all amounts owed pursuant to Accounts, General Intangibles, Chattel Paper or for proceeds of any Collateral (either in the Borrower's name or the Bank's name at the latter's option), with the right to enforce compromise, settle or discharge any such amounts. The Borrower appoints the Bank as the Borrower's attorney-in-fact to endorse the Borrower's name on all checks, commercial paper and other instruments pertaining to Collateral or proceeds.

                  7.3. POWER OF ATTORNEY. The Borrower authorizes the Bank at the Borrower's expense to file any financing statements relating to the Collateral (without the Borrower's signature thereon) which the Bank deems appropriate and the Borrower irrevocably appoints the Bank as its attorney-in-fact to execute any such financing statements in the Borrower's name and to perform all other acts which the Bank deems appropriate to perfect and to continue perfection of the Liens of the Bank. The Borrower hereby appoints the Bank as the Borrower's attorney-in-fact to endorse, present and collect on behalf of the Borrower and in the Borrower's name any draft, checks or other documents necessary or desirable to collect any amounts which the Borrower may be owed.

                  7.4. ENTRY. The Borrower hereby irrevocably consents to any act by the Bank or its agents in entering upon any premises for the purposes of either (i) inspecting the Collateral or (ii) taking possession of the Collateral and the Borrower hereby waives its right to assert against the Bank or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

                  7.5. DEPOSITS; INSURANCE. Upon the occurrence of an Event of Default, the Borrower authorizes the Bank to collect and apply against the Indebtedness when due any cash or deposit accounts in its possession, and any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any of the Collateral and irrevocably appoints the Bank as its attorney-in-fact to endorse any check or draft or take other action necessary to obtain such funds.

                  7.6. OTHER RIGHTS. The Borrower authorizes the Bank without affecting the Borrower's obligations hereunder or under any other Loan Document from time to time (i) to take from any party and hold additional Collateral or guaranties for the payment of the Indebtedness or any part thereof, and to exchange, enforce or release such collateral or guaranty of payment of the Indebtedness or any part thereof and to release or substitute any endorser or guarantor or any party who has given any Lien on any collateral as security or the payment of the Indebtedness or any part thereof or any party in any way obligated to pay the Indebtedness or any part thereof; and (ii) upon the occurrence of any Event of Default to direct the manner of the disposition of the Collateral and the enforcement of any endorsements, guaranties, letters of credit or other security relating to the Indebtedness or any part thereof as the Bank in its sole discretion may determine.

                  7.7. ACCOUNTS. Before or after any Event of Default, the Bank may notify any Account Debtor of the Bank's Lien and may direct such Account Debtor to make payment directly to the Bank for application against the Indebtedness. Any such payments received by or on behalf of the Borrower at any time, whether before or after default, shall be the property of the Bank, shall be held in trust for the Bank and not commingled with any other assets of any Person (except to the extent they may be commingled with other assets of the Borrower in an account with the Bank) and shall be immediately delivered to the Bank in the form received. The Bank shall have the right to apply any proceeds of Collateral to such of the Indebtedness as it may determine.

                  7.8. TANGIBLE COLLATERAL. Except as otherwise provided herein or agreed to in writing by the Bank, no Inventory or other tangible collateral shall be commingled with, or become an accession to or part of, any property of any other Person so long as such property is Collateral. Upon the occurrence of any Event of Default, the Borrower shall, upon the request of the Bank, promptly assemble all tangible Collateral for delivery to the Bank or its agents. No tangible Collateral shall be allowed to become a fixture unless the Bank shall have given its prior written authorization.

                  7.9. WAIVER OF MARSHALLING. The Borrower hereby waives any right it may have to require marshalling of its assets.

                  7.10. WAIVER OF AUTOMATIC STAY. The Borrower hereby waives the application of the automatic stay of enforcement provided in Section 362 of the United States BANKRUPTCY Code and agrees that the Bank may proceed with enforcement and collection notwithstanding the filing of a petition in BANKRUPTCY.

         8.     MISCELLANEOUS.

                  8.1. NO WAIVER, REMEDIES CUMULATIVE. No failure on the part of the Bank to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are in addition to any other remedies provided by law, any Loan Document or otherwise.

                  8.2. SURVIVAL OF REPRESENTATIONS. All representations and warranties made herein shall survive the making of the Revolving Loan hereunder and the delivery of the Notes, and shall continue in full force and effect so long as any Indebtedness is outstanding, there exists any commitment by the Bank to the Borrower, and until this Agreement is formally terminated in writing.

                  8.3. EXPENSES. Whether or not the Revolving Loan herein provided for shall be made, the Borrower shall pay all reasonable costs and expenses in connection with the preparation, execution, delivery, amendment: and enforcement of this Agreement and any Loan Document, including the reasonable fees and disbursements of counsel for the Bank in connection therewith, whether suit be brought or not and whether incurred at trial or on appeal, and all costs of repossession, storage, disposition, protection and collection of Collateral. If the Borrower should fail to pay any tax or other amount required by this Agreement to be paid or which may be reasonably necessary to protect or preserve any Collateral or the Borrower's or Bank's interests therein, the Bank may make such payment and the amount thereof shall be payable on demand, shall bear interest at the Default Rate from the date of demand until paid and shall be deemed to be Indebtedness entitled to the benefit and security of the Loan Documents. In addition, the Borrower agrees to pay and save the Bank harmless against any liability for payment of any state documentary stamp taxes, intangible taxes or similar taxes (including interest or penalties, if any) which may now or hereafter be determined to be payable in respect to the execution, delivery or recording of any Loan Document or the making of any Advance, whether originally thought to be due or not, and regardless of any mistake of fact or law on the part of the Bank or the Borrower with respect to the applicability of such tax. The provisions of this section shall survive payment in full of the Revolving Loan and termination of this Agreement.

                  8.4. NOTICES. Any notice or other communication hereunder to any party hereto shall be by hand delivery, overnight delivery, facsimile, telegram, telex or registered or certified mail and unless otherwise provided herein shall be deemed to have been given or made when delivered, telegraphed, telexed, faxed or deposited in the mails, postage prepaid, addressed to the party at its address specified below (or at any other address that the party may hereafter specify to the other parties in writing):

         The Bank:                  First Union National Bank of Florida
                                    200 Broward Boulevard
                                    Fort Lauderdale, Florida 33301
                                    Attention: Ms. Angela Rosacker

         The Borrower:              1330 West Newport Center Drive
                                    Deerfield Beach, Florida 33442

                  8.5. GOVERNING LAW. This Agreement and the Loan Documents shall be deemed contracts made under the laws of the State of Florida and shall be governed by and construed in accordance with the laws of said state except insofar as the laws of another jurisdiction may govern the perfection, priority and enforcement of Liens on Collateral located in another jurisdiction.

                  8.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Bank, and their respective successors and assigns;

provided, that the Borrower may not assign any of its rights hereunder without the prior written consent of the Bank, and any such assignment made without such consent will be void.

                  8.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument.

                  8.8. NO USURY. Notwithstanding anything contained in this Agreement, the Note, or in any other Loan Document to the contrary, in no event will interest or other charges deemed to be interest be chargeable against the Borrower if such amount (combined with any other amounts considered to be in the nature of interest) would exceed the maximum amount permitted by law from time to time while any of the Indebtedness is outstanding, and in the event any amount in excess of the lawful maximum is charged or collected by the Bank or paid by the Borrower, the Borrower shall be entitled to the reimbursement of such excess together with interest thereon at the highest lawful rate at the time of such overcharge.

                  8.9. POWERS. All powers of attorney granted to the Bank are coupled with an interest and are irrevocable.

                  8.10. APPROVALS. If this Agreement calls for the approval or consent of the Bank, such approval or consent may be given or withheld in the discretion of the Bank unless otherwise specified herein.

                  8.11. JURISDICTION, SERVICE OF PROCESS.

                           (a) Any suit, action or proceeding against the
Borrower with respect to this Agreement, the Collateral or any Loan Document or any judgment entered by any court in respect thereof may be brought in the courts of Dade County, Florida or in the U.S. District court for the Southern District of Florida as the Bank (in its sole discretion) may elect, and the Borrower hereby accepts the nonexclusive jurisdiction of those courts for the purpose of any suit, action or proceeding. Service of process in any such case may be had against the Borrower by delivery in accordance with the notice provisions herein or as otherwise permitted by law, and the Borrower agrees that such service shall be valid an a respects for establishing personal jurisdiction over it.

                           (b) In addition, the Borrower hereby irrevocably
waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, the Loan Documents, the Collateral or any judgment entered by any court in respect thereof brought in Dade County, Florida or the U.S. District Court for the Southern District of Florida, as selected by the Bank, and hereby further irrevocably waives any claim that any suit, action or proceedings brought in Dade County, Florida or in such District Court has been brought in an inconvenient forum.

                  8.12. MULTIPLE BORROWERS. If more than one Person is named herein as the Borrower, all obligations, representations and covenants herein and in other Loan Documents to which the Borrower is a party shall be joint and several.

                  8.13. WAIVER OF JURY TRIAL. THE BORROWER AND THE BANK
HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON THIS AGREEMENT OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY OTHER LOAN DOCUMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       LANCETTI COSMETICS CORPORATION, a
                                       Florida corporation


                                       By:
                                           -----------------------------------
                                           Name:   Jacques Cohen
                                           Title:  President

                                       FIRST UNION NATIONAL BANK OF
                                       FLORIDA, a national banking association


                                       By:
                                           -----------------------------------
                                           Name:   Angela Rosacker
                                           Title:  Vice President

                              SCHEDULE OF EXHIBITS



         (IF ANY EXHIBIT IS OMITTED, THE INFORMATION CALLED FOR THEREIN
                 SHALL BE CONSIDERED "NONE" OR "NOT APPLICABLE")

Exhibit 1.1                Permitted Liens

Exhibit 2.5                Pending Litigation

Exhibit 2.10               Borrower's Location

Exhibit 2.18               Borrower's Subsidiaries

Exhibit 3.2                Reductions to Borrowing Base

Exhibit 3.2                Form of Advance Request

Exhibit 5.26               Other Additional Covenants

                                   EXHIBIT 1.1

                                 PERMITTED LIENS

                                     [None]

                                   EXHIBIT 2.5

                               PENDING LITIGATION

                  [To be completed by Borrower, None if blank]


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                  EXHIBIT 2.10

                               BORROWER'S LOCATION

                  [To be completed by Borrower, None if blank]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------





--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

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




                                  EXHIBIT 2.18

                             BORROWER'S SUBSIDIARIES

                  [To be completed by Borrower, None if blank]



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   EXHIBIT 3.2

                             FORM OF ADVANCE REQUEST

                            FIRST UNION NATIONAL BANK
                              ADVANCE REQUEST FORM

Borrower Name:___________________________      Exhibit Number___________________

Invoice Number(s):_________________ through ____________________________________

Credit Memo Numbers(s):____________ through ____________________________________

In consideration of your continuing to make available to the undersigned certain credit accommodations, we certify that the following figures accurately the entire amount of accounts receivable owing to the undersigned and inventory of the under-signed; and that such amounts continue to be pledged to u as collateral security to all loans owing by this company to you under agreement dated __________________, 19___, free and clear of all liens and encumbrances except in your favor.

Previous Request as of:_________________________ This Request as of:____________

CERTIFIED ACCOUNTS RECEIVABLE:

Balance of A/R from previous request (line 1f)                       $___________________

Plus new A/R                                 +_____________________

Less collections                             -_____________________
Less non cash cr to A/R (cr memo)            -_____________________
Other (Inter-company, etc.)                  -_____________________
Total certified A/R (1a+1b-1c-1d-1e)                                  ___________________
-----------------------------------------------------------------------------------------
NET A/R ELIGIBILITY:

Past due and marginal                        -_____________________

Net eligible accounts receivable (1f-2a-2b)                           ___________________

-----------------------------------------------------------------------------------------------------------
CERTIFIED INVENTORY:

Inventory Balance from previous request (line 3e)                                         $________________
Plus purchases                                         +_________________
Less COGS                                              -_________________
Other Adjustments                                      -_________________

Total certified Inventory (3a+3b-3c-3d)                                                   _________________

------------------------------------------------------ ---------------------------------- ---------------------------
NET INVENTORY ELIGIBILITY:

Ineligible Inventory                                   -_________________

Net eligible Inventory (3f-4a)                                                            _________________

------------------------------------------------------ ---------------------------------- ---------------------------
BORROWING BASE:

_______% of eligible A/R (2c)                          +_________________
_______% of eligible Inventory (4b)                    +_________________
Minus Foreign Exchange Exposure                        -_________________

Total Borrowing Base (5a+5b-5c)                                                           _________________
Loan Limit                                                                                _________________

------------------------------------------------------ ---------------------------------- ---------------------------
TRANSACTION SUMMARY:

Loan balance from previous report (line 6d)                                               _________________
Less collections on account                            -_________________
Plus amount of new advance                             +_________________

New outstanding loan balance (6a-6b+6c)                                                   _________________
Additional advance available lesser of (5d or 5e)-6d                                      _________________
Authorized by:____________________                  Title:_________________                 Date:_________

                                  EXHIBIT 5.26

                                 OTHER COVENANTS

         1. FINANCIAL COVENANTS. At all times, the Borrower shall be in compliance with the following financial covenants:

                  (a) Beginning on September 30, 1995 and continuing until September 29, 1996, Borrower shall maintain a Tangible Net Worth (as hereinafter defined) of not less than $1,300,000.00. Borrower's Tangible Net Worth as of September 30, 1996 and thereafter shall not be less than $1,500,000.00.

             AS USED HEREIN, TANGIBLE NET WORTH SHALL MEAN THE AGGREGATE AMOUNT OF ASSETS SHOWN ON THE BALANCE SHEET OF BORROWER AT ANY PARTICULAR DATE INCLUDING SUBORDINATED SHAREHOLDER DEBT (AS HEREINAFTER DEFINED) (BUT EXCLUDING FROM SUCH ASSETS CAPITALIZED, ORGANIZATION AND DEVELOPMENT COSTS, CAPITALIZED INTEREST, DEBT DISCOUNT AND EXPENSE, GOODWILL, PATENTS, TRADEMARKS, COPYRIGHTS, FRANCHISES, LICENSES, AMOUNTS DUE FROM OFFICERS, EMPLOYEES, DIRECTORS, STOCKHOLDERS AND AFFILIATES, AND SUCH OTHER ASSETS AS ARE PROPERLY CLASSIFIED "INTANGIBLE ASSETS" UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) LESS LIABILITIES AT SUCH DATE, ALL COMPUTED IN ACCORDANCE WITH GAAP. SUBORDINATED SHAREHOLDER DEBT SHALL MEAN ALL DEBT OWED BY THE BORROWER TO ANY SHAREHOLDER, OFFICER, OR DIRECTOR OF THE BORROWER WHICH HAS BEEN FULLY AND PROPERLY SUBORDINATED TO THE LOAN IN FORM AND CONTENT SATISFACTORY TO THE BANK.

                  (b) At any and all times throughout the term of the Loans, Borrower shall not permit the ratio of Total Liabilities to Tangible Net Worth (as hereinafter defined) to be more than the ratios shown below during the period corresponding thereto:

                          PERIOD                               RATIO
                          ------                               -----

            September 30, 1995 - September 29, 1996         2.5 to 1.0
            September 30, 1996 and thereafter               3.5 to 1.0

                  "Total Liabilities" shall mean all liabilities which would be shown on the liability side of a Borrower's balance sheet prepared in accordance with GAAP MINUS Subordinated Shareholder Debt.

                  (c) The Borrower shall not permit Subordinated Shareholder Debt at any time during the term of the Loans to be less than $500,000.00.

                  (d) The Borrower shall not issue dividends in any fiscal year in excess of fifty percent (50%) of its Net Income.

                  (e) Borrower shall maintain, throughout the term of the Loans a consolidated Current Ratio (as herein defined) equal to or greater than 1.10 to 1. This ratio shall be tested quarterly in accordance with GAAP. The term Current Ratio shall mean the quotient of current assets (not including amounts due from affiliates, employees and shareholders) divided by current liabilities (which shall include all amounts due to affiliates, employees or shareholders unless subordinated to Bank).

                  (f) Borrower shall maintain throughout the term of the Loans a Minimum Debt Service Coverage Ratio (as herein defined) of 1.0 to 1.

             THE NUMERATOR OF THE DEBT SERVICE COVERAGE RATIO IS TO BE CALCULATED AS FOLLOWS: NET INCOME PLUS DEPRECIATION MINUS UNFINANCED CAPITAL EXPENDITURES PLUS DIVIDENDS. UNFINANCED CAPITAL EXPENDITURES SHALL BE DETERMINED BY TAKING ACTUAL CAPITAL EXPENDITURES FOR THE PERIOD BEING MEASURED MINUS THE INCREASE IN LONG-TERM DEBT FOR THE PERIOD BEING MEASURED.

             THE DENOMINATOR OF THE DEBT SERVICE COVERAGE RATIO IS TO BE CALCULATED AS FOLLOWS: INTEREST EXPENSE PLUS CURRENT MATURITIES OF LONG TERM DEBT. CURRENT MATURITIES OF LONG TERM DEBT WILL BE PRORATED FOR THE QUARTER BEING TESTED (E.G., WHEN TESTING AT JUNE 30 USE 75% OF CURRENT MATURITIES OF LONG TERM DEBT). EACH QUARTERLY TEST WILL BE BASED ON FISCAL YEAR-TO-DATE RESULTS (NOT QUARTERLY RESULTS).

                  (g) Each of the financial covenants (a) through (f) above shall be tested at the end of each fiscal quarter based upon the most recent financial statements provided to Bank.

         2. BANK ACCOUNTS: Borrower shall, during the term of the Revolving Loan, maintain with Bank all of its operating accounts.

         3. CHANGE IN MANAGEMENT OF BORROWER; Borrower shall not cause or permit any material change in the presents management or control of Borrower, without the prior written consent of the Bank, which consent may be withheld in the sole and absolute discretion of the Bank.


























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